EXHIBIT 32.1

Certification of Principal Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the annual report on Form 10-KSB of Alpha Motorsport, Inc. (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Vincent Markovitch, Principal Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

ALPHA MOTORSPORT, INC.
Date: September 27, 2006           /s/ Vincent Markovitch
By: Vincent Markovitch, Principal Executive Officer

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